INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

14.	INCOME TAXES

The Company is a tax exempted company incorporated in the Cayman Islands and conducts substantially all of its business through its PRC subsidiaries, CDTC and Eastlong Technology, and their VIEs, VisionChina Media Group and Eastlong Advertising.

Cayman Islands and BVI

The Company which was incorporated in the Cayman Islands and its subsidiaries incorporated in Cayman Islands and BVI are all not subject to income tax under the current laws of the Cayman Islands and BVI. In addition, payments of dividends by the Company to its shareholders, are not subject to Cayman Islands or BVI withholding tax.

Hong Kong

The Company’s subsidiaries established in HK are subject to HK profits tax on all profits (excluding profits arising from the sale of capital assets, dividend income and interest income) arising in or derived from HK from its trade, profession or business. The normal applicable profits tax rate is 16.5%.

The PRC

On January 1, 2008, the new enterprise income tax (“EIT”) law in the PRC (the “New EIT Laws”) took effect. It applies a uniform tax rate of 25% for all enterprises (including foreign-invested enterprises) and revoked the current tax exemption, reduction and preferential treatments applicable to foreign-invested enterprises. However, there is a transition period for enterprises, whether foreign-invested or domestic, that were receiving preferential tax treatments granted by relevant tax authorities at the time when New EIT Law took effect. Enterprises that were subject to an EIT rate lower than 25% prior to January 1, 2008 may continue to enjoy the lower rate and gradually transition to the new tax rate over the five year period after the effective date of the New EIT Law. According to the implementation regulations, during the transition period the EIT rate for CDTC, Shenzhen HDTV and DMG Shenzhen is 20%, 22% and 24% in the years 2009, 2010 and 2011, respectively. The EIT rate is 25% in the year of 2012, 2013, 2014 and 2015.

In accordance with a circular issued in November 2008, VisionChina Media Group has been recognized as a state-encouraged high-new technology enterprise since 2008, and the status is valid for a period of three years and was therefore entitled to a preferential tax rate of 15% in 2008, 2009 and 2010. In October 2011 and September 2014, VisionChina Media Group obtained the approval to continue being recognized as a state encouraged high-new technology enterprise for three consecutive years respectively, and is entitled to a preferential tax rate of 15% in these six years. The tax rate is 15% in the year of 2015.

In accordance with a circular issued in January 2013, Shenzhen Qianhai is entitled to a reduced tax rate of 15% starting from 2013, and is valid for a period of eight years from 2013 to 2020.

In accordance with a circular issued in December 2010, Eastlong Technology has been recognized as a state-encouraged high-new technology enterprise starting from 2010, and the status is valid for a period of three years. Eastlong Technology is thus entitled to a preferential tax rate of 15% in 2010, 2011 and 2012. The EIT rate for Eastlong Technology is 25% in the year of 2013, 2014 and 2015.

Luzhou Huashi was established in Sichuan. It is recognized as a “Local government encouraged company” and is entitled to a reduced tax rate of 7.5% for the years ended December 31, 2010, 2011 and 2012, and a reduced tax rate of 15% for the year ended December 31, 2013. The tax rate is 25% for the year of 2014 and 2015.

Notwithstanding the applicable statutory tax rates noted above, in 2013, 2014 and 2015, under the direction of the relevant in-charge tax authority, Jiangxi Huashi applied a deemed-profit-rate method for its annual tax filings in 2013, 2014 and 2015. Pursuant to the deemed-profit-rate method, taxable income for Jiangxi Huashi was deemed at 16% of revenues. An additional amount of $140,000, nil and nil would otherwise have been payable if deemed-profit-rate method is not allowed for the year ended December 31, 2013, 2014 and 2015, respectively.

In March 2015, under the direction of the relevant in-charge tax authority, Guangzhou Jiaojian applied a deemed-profit-rate method for its annual tax filings in 2015. Pursuant to the deemed-profit-rate method, taxable income for Guangzhou Jiaojian was deemed at 12% of revenues. An additional amount of $164,919, $138,750 and nil would otherwise have been payable if deemed-profit-rate method is not allowed for the year ended December 31, 2013, 2014 and 2015, respectively.

The Company and its other subsidiaries in the PRC have minimal operations and the Group has minimal operations in jurisdictions other than the PRC.

The current and deferred components of the income tax expenses (benefits) appearing in the consolidated statements of operations are as follows:

	Year ended December 31,
	2013	2014	2015

Current tax	$70,426	$(9,283)	$-
Deferred tax	303,158	151,837	-

	$373,584	$142,554	$-

The principal components of the Group’s deferred income tax assets and liabilities are as follows:

	December 31,
	2014	2015
Deferred tax assets:
Net operating loss carrying forward	$18,481,333	$17,625,830

Total deferred tax assets	18,481,333	17,625,830
Valuation allowance on deferred tax assets	(18,481,333)	(17,625,830)

Net deferred tax assets (non-current)	$-	$-

Movement of valuation allowance:

	Year ended December 31,
	2013	2014	2015

At the beginning of the year	$18,238,463	$17,777,605	$18,481,333
Tax loss expired	(1,732,828)	(3,039,002)	(2,501,714)
Liquidation of subsidiaries	(303,557)	(324,524)	-
Exchange realignment	541,242	(66,707)	(929,898)
Change in tax rate	920,005	37,653	95,238
Change for the year	114,280	4,096,308	2,480,871

At the end of the year	$17,777,605	$18,481,333	$17,625,830

A valuation allowance has been provided on the deferred tax assets because the Group believes that it is not more likely than not that the assets will be utilized. As of December 31, 2014 and 2015, a valuation allowance was provided for the deferred tax assets relating to the future benefit of net operating loss carry forward as the management determined that the utilization of those net operating loss carry forward is not more likely than not. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowance will be made when those events occur.

As of December 31, 2015, the Group had net operating loss carry forward of approximately $1,949,882, $39,449,965, $10,620,102, $9,339,940 and $12,699,558 that will expire in the years ending December 31, 2016, 2017, 2018, 2019 and 2020, respectively.

A reconciliation of the income tax benefits to the amount computed by applying the current tax rate to loss before income taxes in the statements of operations is as follows:

	Year ended December 31,
	2013	2014	2015
Expected taxation at PRC EIT statutory rate of 25%	$(5,920,694)	$(7,830,848)	$(6,330,915)
Effect of different tax rates	1,069,008	(731,720)	1,503,740
Effect of loss that cannot be carried forward	1,305,869	754,828	109,710
Tax expense arising from items which are not deductible or not taxable for tax purpose:
- non-deductible entertainment expenses	584,296	305,119	240,274
- others, net	3,906,086	1,245,086	814,053
Effect of tax exemption and tax concessions	(685,261)	2,303,781	1,182,267
Change in valuation allowance	114,280	4,096,308	2,480,871

Total income tax expenses	$373,584	$142,554	$-

The amount of $685,261 would otherwise have been payable without tax exemptions and tax concessions for the years ended December 31, 2013. In addition, $0.007 would have been deducted from the basic net loss per share for the years ended December 31, 2013.

Uncertainties exist with respect to how the PRC’s current income tax law applies to the Company’s overall operations, and more specifically, with regard to tax residency status. The New EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for PRC income tax purposes if their place of effective management or control is within PRC. The Implementation Rules to the New Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc. occurs within the PRC. Due to the present uncertainties resulting from the limited PRC tax guidance on this issue, it is unclear that the legal entities organized outside of PRC should be treated as residents for New EIT Law purposes. Because substantially all of the Company’s revenues on a consolidated basis are generated in the PRC, and the Company’s legal entities organized outside of the PRC does not generate any taxable income on a standalone basis, even if one or more of the Company’s legal entities organized outside of the PRC were characterized as PRC tax residents, the Company does not expect any significant adverse impact on the Company’s consolidated results of operations.

As of December 31, 2015, the Company’s subsidiaries and VIEs in the PRC had no aggregate undistributed earnings that are available for distribution to the Company. Any aggregate undistributed earnings are considered to be indefinitely reinvested under FASB ASC 740, and accordingly, no provision has been made for the PRC dividend withholding taxes that would be payable upon the distribution of those amounts to the Company. However, the actual amount of earnings distributable to the Company from its subsidiaries and VIEs in the PRC could vary as a result of the restrictions and procedures governed by the relevant tax authorities and the State Administration of Foreign Exchange. In an announcement formally made on February 22, 2008, the PRC authorities clarified that the distributions made out of undistributed earnings that arose prior to January 1, 2008 would not give rise to withholding tax.

The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits in each case, and has measured the unrecognized tax benefits associated with the tax positions. Based on this evaluation, the Group has concluded that there are no significant uncertain tax positions requiring recognition in its consolidated financial statements. The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next twelve months. The Group classifies interest and/or penalties related to income tax matters in income tax benefit (expense). As of December 31, 2015, there is no interest or penalties related to uncertain tax positions. The years 2010 to 2015 remain subject to examination by the PRC tax authorities.